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                                                                  EXHIBIT 23 (a)





                       CONSENT OF INDEPENDENT ACCOUNTANTS





        We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (No. 33-51921 and 333-06305) and in the Registration Statements on Form S-8 (Nos. 33-14605, 33-22146, 33-47570 and 33-53195) of Battle Mountain Gold
        Company of our report dated October 10, 1996 appearing on page 2 of this Form 10-K/A.


        PRICE WATERHOUSE LLP

        Houston,Texas
        October 16, 1996